UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2019

OCCIDENTAL PETROLEUM CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
9 1/4% Senior Debentures due 2019	OXY 19A	New York Stock Exchange LLC
Common Stock, $0.20 par value	OXY	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously announced, on May 9, 2019, Occidental Petroleum Corporation, a Delaware corporation (“Occidental”), Baseball Merger Sub 1, Inc., a Delaware corporation and wholly owned indirect subsidiary of Occidental (“Merger Subsidiary”), and Anadarko Petroleum Corporation, a Delaware corporation (“Anadarko”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provides that, upon the terms and subject to the conditions set forth therein, and in accordance with the Delaware General Corporation Law, Merger Subsidiary will merge with and into Anadarko, with Anadarko continuing as the surviving corporation and an indirect wholly-owned subsidiary of Occidental (the “Merger”).

The completion of the Merger remains subject to various conditions, including the approval of the Merger Agreement by Anadarko stockholders, approval of the listing on the NYSE of the Occidental common stock to be issued in the Merger and the absence of an injunction prohibiting the Merger. Anadarko has scheduled a special meeting of its stockholders on August 8, 2019 to vote on the proposal necessary to approve the Merger.

The following audited consolidated financial statements of Anadarko are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

●	Report of Independent Registered Public Accounting Firm;
●	Consolidated Statements of Income for the Three Years Ended December 31, 2018;
●	Consolidated Statements of Comprehensive Income for the Three Years Ended December 31, 2018;
●	Consolidated Balance Sheets at December 31, 2018 and 2017;
●	Consolidated Statements of Equity for the Three Years ended December 31, 2018;
●	Consolidated Statements of Cash Flows for the Three Years Ended December 31, 2018; and
●	Notes to Consolidated Financial Statements

The following unaudited consolidated financial statements of Anadarko as of and for the three and six months ended June 30, 2019 and the related notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

●	Unaudited Consolidated Statements of Income for the Three and Six Months Ended June 30, 2019 and 2018;
●	Unaudited Consolidated Statements of Comprehensive Income for the Three and Six Months Ended June 30, 2019 and 2018;
●	Unaudited Consolidated Balance Sheets at June 30, 2019 and December 31, 2018;
●	Unaudited Consolidated Statements of Equity for the Three and Six Months Ended June 30, 2019 and 2018;
●	Unaudited Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2019 and 2018; and
●	Notes to the Unaudited Consolidated Financial Statements

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of Occidental and its subsidiaries and Anadarko and its subsidiaries, as an acquisition by Occidental, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

●	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2019;
●	Unaudited Pro Forma Statement of Combined Operations for the year ended December 31, 2018 and the six months ended June 30, 2019; and
●	Notes to Pro Forma Financial Statements

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Occidental’s expectations, beliefs, plans or forecasts, including statements regarding the Merger or the proposed sale of Anadarko’s assets in Algeria, Ghana, Mozambique and South Africa to Total S.A. (“Total”), benefits and synergies of the proposed transactions and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are typically identified by words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual results may differ from anticipated results, sometimes materially, and reported or expected results should not be considered an indication of future performance. Factors that could cause actual results to differ include, but are not limited to: Occidental’s ability to consummate the Merger or the proposed transaction with Total; the conditions to the completion of the Merger and proposed transaction with Total, including the receipt of Anadarko stockholder approval for the Merger; that the regulatory approvals required for the proposed transaction with Total may not be obtained on the terms expected or on the anticipated schedule or at all; Occidental’s ability to finance the Merger, including completion of any contemplated equity investment; Occidental’s indebtedness, including the substantial indebtedness Occidental expects to incur in connection with the Merger and the need to generate sufficient cash flows to service and repay such debt; Occidental’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger or the proposed transaction with Total; the possibility that Occidental may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Anadarko’s operations with those of Occidental; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the Merger or the public announcement thereof; the retention of certain key employees of Anadarko may be difficult; that Anadarko and Occidental are subject to intense competition and increased competition is expected in the future; general economic conditions that are less favorable than expected.

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Additional risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Occidental’s other filings with the U.S. Securities and Exchange Commission (“SEC”). Additional risks that may affect Anadarko’s results of operations appear in Part I, Item 1A “Risk Factors” of Anadarko’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Anadarko’s other filings with the SEC. Additional risks related to the Merger appear in the definitive proxy statement/prospectus that is a part of Occidental’s registration statement on Form S-4, as amended (the “Registration Statement”), which was declared effective by the SEC on July 11, 2019, in connection with the Merger.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication and, unless legally required, Occidental does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Merger, Occidental has filed with the SEC the Registration Statement, containing a prospectus of Occidental that also constitutes a proxy statement of Anadarko. Anadarko mailed a definitive proxy statement/prospectus to stockholders of Anadarko. In connection with the consent solicitation by Carl C. Icahn and certain related parties, Occidental has also filed with the SEC a consent revocation solicitation statement on Schedule 14A and mailed such consent revocation solicitation statement to stockholders of Occidental. This communication is not a substitute for the proxy statement/prospectus or the Registration Statement or other document Occidental and/or Anadarko has filed or may file with the SEC in connection with the Merger or a substitute for any consent revocation solicitation statement or other document that Occidental has filed or may file with the SEC in connection with any solicitation by Occidental.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE REGISTRATION STATEMENT, THE CONSENT REVOCATION SOLICITATION STATEMENT (INCLUDING, IN EACH CASE, ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY OCCIDENTAL AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OCCIDENTAL, ANADARKO, THE MERGER AND ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Occidental and Anadarko free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Occidental and Anadarko are also available free of charge by accessing their websites at www.oxy.com and www.anadarko.com, respectively.

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Participants

Occidental, Anadarko and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. In addition, Occidental, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Occidental. Information about Occidental’s executive officers and directors is available in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 21, 2019, in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 28, 2019 and in its Form 8-K which was filed with the SEC on July 15, 2019. To the extent holdings of Occidental securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about Anadarko’s executive officers and directors is available in Anadarko’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 14, 2019, and in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 29, 2019. To the extent holdings of Anadarko securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants is included in the Registration Statement, proxy statement/prospectus and is or will be included in other relevant documents filed with the SEC. These documents are or will be available free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Anadarko Petroleum Corporation Audited Consolidated Financial Statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018

99.2	Anadarko Petroleum Corporation Unaudited Financial Statements for the three and six months ended June 30, 2019, and accompanying notes thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Jennifer Kirk
Name: Jennifer Kirk
Title: Vice President, Controller and Principal Accounting Officer

Date: August 1, 2019